Exhibit 99.1

NEXGEL
advanced hydrogel solutions

Strategic Review & Proposed Platform Reorganization

NexGel Shareholder Update | September 2026

(NASDAQ: NXGL)

IMPORTANT NOTICE AND FORWARD-LOOKING STATEMENT

This presentation is for informational and discussion purposes only. It does not constitute an offer to sell, or a solicitation of an offer to buy, any security, nor a solicitation of any vote or consent. Any securities referenced herein have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption.

The transaction concepts, terms, pricing, and ownership percentages described herein are preliminary, illustrative, and non-binding, and remain subject to, among other things: completion of due diligence; negotiation and execution of definitive agreements; review, negotiation, and approval by a Special Committee of independent, disinterested directors; receipt of an independent fairness opinion; completion of an audit of Fountainhead LifeSciences' (Sequence LifeScience, Inc. and NVISION Biomedical Technologies, Inc.) financial statements; the satisfaction of Nasdaq and applicable SEC requirements, which may include a stockholder vote; and other customary conditions. There is no assurance that any transaction will be completed on the terms described herein, or at all.

This presentation contains certain forward-looking statements, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.

Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding projected revenue, gross profit, EBITDA, growth opportunities, market capitalization, ownership percentages, and the anticipated benefits of the proposed transactions. Any proposed transaction remains preliminary, illustrative only, and non-binding and subject to due diligence, independent valuation, and definitive agreements. There is no assurance any transaction will be completed as described or at all.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. These statements are based on management's current expectations and are subject to significant risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the Company's ability to complete a recapitalization or the Fountainhead LifeSciences transaction on the terms described, or at all; noteholder and stockholder participation; the Company's near-term liquidity position; satisfaction of Nasdaq, SEC and other requirements; completion of the Special Committee's review and an independent fairness opinion; and completion of Fountainhead's audited financial statements.

Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

As described elsewhere in this presentation, the projections presented here are subject to execution and other risks and should not be relied upon as predictive of actual results. NexGel undertakes no obligation to update or revise these statements except as required by law.

REORGANIZING AND RE-ENERGIZING

BEFORE

- Originally founded as high-quality hydrogel manufacturer with medical device pipeline.
- Drifted into a misaligned OTC consumer-products strategy due to limited commercialization and sales resources.
- Constrained growth, limited scale, and limited ability to establish defensible competitive advantages around the brand.
- Underutilized infrastructure

TRANSFORMATION

- ***NexGel Inc.*** acquired a diversified portfolio of established regenerative biomaterial products and technologies from Celularity, Inc., focused on skin grafts.
- Simultaneously, NexGel formed a strategic partnership with ***Fountainhead LifeSciences, Inc.***, securing a $6.5 million investment and access to innovation, training, manufacturing, and commercialization capabilities.
- Reorganizing the core assets within a single public company to create an integrated life sciences ecosystem, remove underperforming, non-core assets, right-size the cost structure, and align economics.

TOMORROW

- Market-facing gateway for surgeon engagement that translates clinical insight into commercial scale.
- Curator of a true closed-loop experience centered on the surgeon.
- A single access point to a full continuum-of-care portfolio.
- Diversified across multiple clinical verticals and reimbursement channels.

WHY WE ARE HERE

The Original Acquisition Thesis Did Not Materialize As Expected

- Original expectations
  - Significant revenue growth
  - Immediate profitability
  - Successful BioNx commercialization
  - Existing reimbursement and clinical-use pathways
  - Expansion through additional products

- What occurred
  - Revenue and margin expectations were not achieved
  - Consumer products consumed more capital than anticipated
  - Manufacturing and commercialization challenges disrupted execution
  - The initial BioNx commercial structure added cost
  - The existing organizational structure separated manufacturing profits from commercialization economics

The assets retain value, but the current capital and operating structure does not provide a sustainable path forward.

What the strategic review found

WHAT WORKED

- Interfyl remains a stable revenue generator.
- Arthrex relationship presents multiple expansion opportunities.
- Manufacturing technology transfer to Sequence occurred ahead of schedule.
- The ocular business launch remains an opportunity.
- The hydrogel solutions represent an unrealized opportunity.
- New BioNx leadership has been identified and secured.

WHAT DID NOT WORK

- Consumer products underperformed.
- Working capital was consumed faster than forecast.
- Manufacturing backorders increased.
- Commercialization assumptions and operating margins were misunderstood.
- The initial cost structure was not sustainable.

Cost reductions were necessary and have been implemented, but cost reductions alone will not unlock the value of the assets.

The current structure is not sustainable

Primary Constraints

- **Liquidity:** Additional capital is required.
- **Debt:** The current operating business cannot support the approximately $15M debt burden.
- **Profitability:** Standalone economics remain insufficient to support the current structure.
- **Fragmentation:** Management, manufacturing, regulatory, quality, and commercialization capabilities are distributed across separate entities.

The strategic review identified a path to a consolidated regenerative medicine platform. The Fountainhead operating team and the Sequence LifeScience, Inc. and NVISION Biomedical Technologies, Inc. assets are integral to the proposed reorganization.

STATUS QUO

- Limited liquidity
- Debt burden
- Fragmented operations
- Constrained access to growth capital

REORGANIZATION

- New capital
- Recapitalized balance sheet
- Contributed operating assets from Fountainhead
- Consolidated management and infrastructure
- A platform positioned for future financing

THE VISION FOR WHAT WE ARE BUILDING TODAY

Integrated Life Sciences Ecosystem

- A surgeon-centric platform shaping procedural excellence. Connects innovation, training, manufacturing, and commercialization in one coordinated system.
- Places the surgeon and procedure, rather than the product, at the center of the platform. Engagement and the ability to influence procedural excellence define the experience.
- The platform is designed to advance procedural excellence, improve patient outcomes, advance standards of care, and enhance quality of life.

Scalable And High-Touch Experience

- Scales infrastructure while preserving personalized, trust-based surgeon relationships

Surgeon-Led Product Development

- Surgeons and procedural specialists use real-world clinical insight to guide product development, validation, and education.

Reducing Fragmentation And Friction

- Integrates capabilities, accelerates learning, and reduces execution risk. Addresses many of the industries challenges and centers an experience around outcomes and impact.

WHAT DOES IT LOOK LIKE WHEN SIMPLIFIED?

Fountainhead LifeSciences	*The Platform*
BioNx Surgical	*Engagement*
Cadaver Lab	*Experience*
NVISION · Sequence · LockHill	*Innovation & Manufacturing*

Note: Illustrative operating model; not intended to depict the final legal entity structure.

FOUNTAINHEAD LIFESCIENCES: INNOVATION & MANUFACTURING

NVISION™ BIOMEDICAL TECHNOLOGIES

- Engineering design
- Prototyping
- Intellectual property
- FDA regulatory
- Quality management system
- Product commercialization

LOCKHILL ADVANCED MANUFACTURING TECHNOLOGY

- 10 polymer & resin printers
- Post-processing, milling, and machining
- FDA regulatory assistance
- Contract manufacturing

Sequence™ LIFE SCIENCE

- 17 ISO Class 5 cleanrooms
- 1 ISO Class 7 lyophilization room
- 3 ISO Class 7 packaging room
- 1,000 sq. ft. R&D wet lab
- Regulatory assistance
- Process validation
- Contract manufacturing and packaging

Cadaver Lab SA™

- 2,500 sq. ft., 12-station cadaver lab & bioskills suite
- State-of-the-art classroom and lecture hall with accommodating up to 75 participants
- 750 sq. ft. overflow area for additional training

Note: Fountainhead LifeSciences, Inc. and its affiliated operating entities are wholly owned by Brian Kieser, NexGels' Interim Chief Executive Officer and a member of its Board of Directors.

What is being proposed?

Proposed Reorganization

- **Contribute the core Fountainhead operating assets to NexGel as part of the proposed reorganization.**
- Raise approximately $5 million in new capital.
- Recapitalize and simplify NexGel's balance sheet.
- Align ownership, management, manufacturing, and commercialization.
- Operate through a single public-company platform.

The Structural Change

TODAY:

- Multiple entities
- Duplicated infrastructure
- Economics divided among companies
- Separate capital requirements

PROPOSED FUTURE:

- One platform
- One management team
- One capital strategy
- One public ownership vehicle

WHAT FOUNTAINHEAD WOULD CONTRIBUTE

Operating Businesses: More Than $10M Of 2026 Revenue

- Sequence LifeScience tissue processing and biologics manufacturing operations.
  - Existing supplier, donor-recovery, and customer relationships.
  - Capabilities to manufacture Interfyl and other related products.
  - Quality and regulatory infrastructure.
  - Product development and innovation platform.
  - Pending clinical trial results for Activate.
- NVISION medical-device business and product pipeline.
  - Significant existing intellectual property and know-how in medical devices.

These are operating assets and capabilities, not passive investments.

All descriptions and values remain preliminary and subject to independent review and valuation.

Physical Assets: Approximately $16.5M - $19.5M

- Approximately $10-12M of biologics and device inventory.
- Cleanrooms, manufacturing, and prototyping equipment valued by management at approximately $2.5M.
- 42,000 sq. ft. production facility and associated real-estate valued by management at approximately $4-5M.

Strategic Assets And Economic Contribution

- Experienced management team.
- Integration with the Cadaver Lab surgeon-engagement ecosystem.
- Accounting, finance, HR, marketing, and investor relations support.

Why consolidation changes the economics

The Platform Economics Are Stronger Than the Standalone Economics

CURRENT STRUCTURE

- Manufacturing economics are realized outside NexGel
- Commercialization costs and risks concentrated inside NexGel
- Duplicated expenses
- Separate funding requirements
- Limited ability to invest in growth

COMBINED STRUCTURE

- Manufacturing and commercialization economics consolidated
- Shared operating infrastructure
- Revenue diversified across hydrogels, biologics, medical devices, and contract manufacturing
- Greater ability to invest in products and commercialization
- Improved path to profitability

Value is created by consolidating assets, earnings, management, and capital within one platform.

Illustrative Combined-Company Financial Profile: NexGel and Fountainhead

- Illustrative Management Case, Unaudited
- Subject to completion of the audits and preparation of SEC-compliant pro forma financial information
- Our objective with the reorganization isn't simply to survive. It's to emerge with a business model that can actually generate attractive gross margins and operating profits.

STANDALONE NEXGEL TODAY

	FY1	FY2
Total Revenue	$11,084,480	$13,101,865
Gross Profit	$2,746,938	$3,550,552
Gross Margin	24.8%	27.1%
Operating Profit	($1,563,843)	($593,130)

COMBINED PLATFORM (REORGANIZED)

	FY1	FY2
Total Revenue	$20,717,271	$31,269,792
Gross Profit	$15,164,518	$23,326,586
Gross Margin	73.2%	74.6%
Operating Profit	($1,078,803)	$4,467,555

- Both assume the companies are no longer pursing the consumer product business lines

PRO FORMA DISCLOSURE: The pro forma financial information presented in the following pages is unaudited, has been prepared by management solely for illustrative and discussion purposes, and has not been prepared in accordance with Regulation S-X Article 11 or U.S. GAAP. It does not purport to represent what the combined company's actual financial condition or results of operations would have been had the transactions described herein been completed as of the dates indicated, nor does it purport to project results for any future period. Actual results may differ materially. Once Sequence LifeScience's audited financial statements are available, NexGel will prepare pro forma financial information in accordance with applicable SEC requirements, which may differ materially from the estimates presented here.

CAPITAL PLAN AND INTENDED USES

Approximately $5 million Of New Capital

- 40% to support operations and liquidity.
- 22% to restore commercial growth.
- 28% to integrate the platform and launch growth initiatives.
- 10% to pay transaction costs.
- No proceeds are intended to fund consumer products, non-core assets, or legacy initiatives that do not fit the platform strategy.

Recapitalization Objective

- Reduce or eliminate the existing debt burden through conversion or restructuring.
- Provide operating runway.
- Complete the platform integration.
- Restore commercial execution.
- Position the company for future financing.

What this means for existing common shareholders

A Smaller Percentage of a Potentially Stronger and Better-Capitalized Company

CURRENT COMPANY

- Approximately 21% ownership after full conversion of the existing $14.9 million convertible note balance, excluding any warrant exercises
- Liquidity constrained
- Debt burdened
- Manufacturing and commercial economics separated
- Limited ability to finance growth

ILLUSTRATIVE NEW PLATFORM

- Existing common shareholders retain approximately 5% ownership following the proposed recapitalization, new capital raise, management equity issuance, and Fountainhead contribution
- Debt recapitalized
- Operating assets and management contributed
- Manufacturing and commercialization economics consolidated
- New growth capital introduced
- Revenue base diversified

The proposed transaction would materially dilute existing common shareholders.

However, the investment thesis is that a smaller ownership percentage in a better-capitalized, more complete operating platform can provide greater long-term value than a larger ownership percentage in the current liquidity-constrained and fragmented structure.

PRO FORMA DISCLOSURE: The pro forma financial information presented in the following pages is unaudited, has been prepared by management solely for illustrative and discussion purposes, and has not been prepared in accordance with Regulation S-X Article 11 or U.S. GAAP. It does not purport to represent what the combined company's actual financial condition or results of operations would have been had the transactions described herein been completed as of the dates indicated, nor does it purport to project results for any future period. Actual results may differ materially. Once Sequence LifeScience's audited financial statements are available, NexGel will prepare pro forma financial information in accordance with applicable SEC requirements, which may differ materially from the estimates presented here.

PROCESS, PROTECTIONS, AND NEXT STEPS

INDEPENDENT GOVERNANCE PROCESS

- The proposed transaction is a related-party transaction
- Review, negotiation, and approval by an independent Special Committee
- Independent legal counsel
- Independent financial advisor
- Independent valuation
- Fairness opinion
- Completion of audits of the contributed businesses
- Definitive agreements
- Satisfaction of applicable Nasdaq and SEC requirements
- Stockholder approval if required

NEAR-TERM PROCESS

- Evaluate stakeholder support
- Secure interim liquidity
- Begin audits and independent valuation
- Negotiate definitive transaction documents
- Pursue necessary financing and required approvals

No transaction has been completed.

Management believes the proposed reorganization offers a more attractive path than preserving the current fragmented structure, but the transaction remains subject to independent review, valuation, negotiation, financing, and required approvals.

Note: Fountainhead LifeSciences, Inc. and its affiliated operating entities are wholly owned by Brian Kieser, NexGels' Interim Chief Executive Officer and a member of its Board of Directors.